UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of Earliest Event Reported): July 25, 2005
M.D.C. Holdings, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-8951	84-0622967

(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. employer identification no.)
4350 South Monaco Street, Suite 500, Denver, Colorado 80237

(Address of principal executive offices) (Zip code)
Registrant’s telephone number, including area code: (303) 773-1100

Not Applicable

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
     On July 25, 2005 M.D.C. Holdings, Inc. entered into a sub-sublease agreement with CVentures, Inc. Larry A. Mizel, the Chief Executive Officer of M.D.C. Holdings, Inc., is the President of CVentures, Inc. The sub-sublease term commenced as of June 1, 2005 and shall end on October 31, 2016, or on such earlier date as M.D.C. Holdings, Inc. may determine pursuant to the terms of and the conditions of the sub-sublease agreement. The sub-sublease agreement is for approximately 7,537 rentable square feet at a base rent increasing over the sub-sublease term from $17.00 to $18.50 per rentable square foot per year.
ITEM 9.01. EXHIBITS

Exhibit Number	Description

Exhibit. 10.1	Sub-Sublease agreement executed on July 25, 2005.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

M.D.C. HOLDINGS, INC.

Dated: July 27, 2005	By:	/s/ Joseph H. Fretz

Joseph H. Fretz
Secretary and Corporate Counsel

INDEX TO EXHIBITS

Exhibit Number	Description

Exhibit 10.1	Sub-Sublease agreement executed on July 25, 2005.

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